                                                                 EXHIBIT 10.3.10

                                 AMENDMENT NO. 1
                                       TO
                               TIME CHARTER PARTY

                                 April 11, 2005

            Reference is hereby made to the Time Charter Party, dated October 20, 2004 (the "Time Charter"), between Victory Ltd., a company incorporated in the Islands of Bermuda (the "Owners") and CM V-MAX II Ltd., a company incorporated in the Islands of Bermuda (the "Charterers"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Time Charter.

            The Owners and the Charterers hereby agree that the provisions of the Time Charter shall be amended as follows:

            1. The schedule set forth in Clause 47 shall be deleted and replaced by the following:

                    "Period                                      Basic Hire
 1  (Delivery Date - November 10, 2005)                           $ 35,700
 2  (November 11, 2005 - November 10, 2006)                       $ 36,075
 3  (November 11, 2006 - November 10, 2007)                       $ 36,469
 4  (November 11, 2007 - November 10, 2008)                       $ 36,882
 5  (November 11, 2008 - November 10, 2009)                       $ 37,316
 Option 1 (November 11, 2009 - November 10, 2010)                 $ 37,772
 Option 2 (November 11, 2010 - November 10, 2011)                 $ 38,251
 Option 3 (November 11, 2011 - November 10, 2012)                 $ 38,753"

            This Amendment shall be governed by and construed in accordance with the laws of England. Except as provided herein, the Time Charter shall remain unchanged.

            OWNERS                                    CHARTERERS

            Victory Ltd.                              CM V-MAX II Ltd.

            By: /s/ Arthur L. Regan                   By: /s/ Mats Berglund
                -------------------                       -----------------
            Name: Arthur L. Regan                     Name: Mats Berglund
            Title: President and CEO                  Title: Director